Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of China Expert Technology, Inc. (the "Company") on Form 10-Q for the period ended March 31, 2007, as filed with the United States Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, in the capacities and on the dates indicated below, hereby certifies, pursuant to 18 U.S.C, Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

(1)     The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; as amended; and

(2)     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  May 14, 2007

/s/ Zhu Xiaoxin
Zhu Xiaoxin
Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to China Expert Technology, Inc. and will be retained by China Expert Technology, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.